Exhibit 99.1

TRC Announces Delay in Filing of Form 10-K for Fiscal 2006

Windsor, CT,  September 13, 2006 - TRC (NYSE-TRR) announced today that it is delaying the filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 with the Securities and Exchange Commission.

“As anticipated, as a result of filing our fiscal 2005 results in late June of this year, we require additional time to finalize TRC’s fiscal 2006 results,” said President and CEO Chris Vincze.  “We are making every effort to finalize our fiscal 2006 financial results, prepare the financial statements and complete the year-end audit.  We will file our 10-K and 10-Qs for fiscal 2006 as soon as possible.  We have dedicated significant resources to completing this process, and appreciate our stakeholders’ patience during this period.”

“Filing our fiscal 2006 interim and year-end results, which will include some previously announced restructuring charges, represents the next essential step forward in TRC’s turnaround,” Vincze said. “We enter fiscal 2007 with a leaner and more focused organization led by an energized management team.  The centralization of our operating structure is nearing completion and our ongoing cost cutting initiatives are working.  The Company has favorable lending agreements in place.  Most importantly, we have established momentum in a number of our key markets and have generated substantial backlog in both our real estate and energy sectors.”

About TRC

TRC is a customer-focused company that creates and implements sophisticated and innovative solutions to the challenges facing America’s real estate, energy, environmental and infrastructure markets.  The Company is also a leading provider of technical, financial, risk management, and construction services to commercial and government customers across the country.  For more information, visit TRC’s website at www.TRCsolutions.com.

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Forward-Looking Statements

Certain statements in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. You should consider statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial condition, or state other “forward-looking” information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, the availability and adequacy of insurance, the uncertainty of our operational and growth strategies, the challenges inherent in integrating newly acquired businesses, regulatory uncertainty, the availability of funding for government projects, the level of demand for the Company’s services, product acceptance, industry-wide competitive factors, the ability to continue to attract and retain highly skilled and qualified personnel, recent changes in the Company’s senior management,  the results of outstanding litigation, risks arising from either failure to identify, or from identified material weaknesses in our internal controls over financial reporting or our inability effectively to remedy such weaknesses, our inability to comply with the terms of our credit facility and our lenders’ future unwillingness to waive our noncompliance, and general political or economic conditions.  Furthermore, market trends are subject to changes, which could adversely affect future results. See additional discussion in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and other factors detailed from time to time in the Company’s other filings with the Securities and Exchange Commission.